SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549


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	FORM 8-K

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	CURRENT REPORT
	PURSUANT TO SECTION 13 OR 15 (d) OF THE
	SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  May 29, 1998

           The Interpublic Group of Companies, Inc.
(Exact Name of Registrant as Specified in Charter)


Delaware				1-6686		   13-1024020
(State or other	  (Commission		  (IRS Employer
Jurisdiction	File Number)	Identification Number)
 of incorporation)


  1271 Avenue of the Americas, New York, New York     10020
     (Address of Principal Executive Offices)    	   (Zip Code)


Registrant's telephone number, including area code: 212-399-8000


_________________________________________________________________
 (Former Name or Former Address, if Changed Since Last Report)





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Item 9.	Sales of Equity Securities Pursuant to Regulation S.

On May 29,1998, The Interpublic Group of Companies, Inc. ("Interpublic") sold 29,760 shares of its common stock, par value $.10 (the "Shares"), to two non-U.S. entities as partial payment, valued at $1,800,000 out of a total installment of $10,050,000 for 50% of the issued shares of capital stock of SBK Superbike International Limited, a British Virgin Island International Business Company. Additional purchase price installments will be made over the next twenty months.

No underwriter or placement agent was used in connection with the sale of the Shares.

The transaction was effected in an "offshore transaction" and in accordance with the "offering restrictions" and "no directed selling efforts" requirements of Rule 903(c)(2) of Regulation S under the Securities Act of 1933.


   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF
COMPANIES, INC.


Date:  June 3, 1998					By: ARTHUR M. MASON
    ARTHUR M. MASON
    ASSISTANT SECRETARY